UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 17, 2025

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1000, Miami, FL		33131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 203-2034

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 20, 2025, Summit Therapeutics Inc. (the “Company”) issued a press release announcing its financial results and operational progress for the third quarter ended September 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

In accordance with General Instruction B.2 of Form 8-K, the information set forth under Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On October 17, 2025, the Company issued a press release announcing the expansion of the ivonescimab global phase III development program with the initiation of a new clinical study, HARMONi-GI3, in 1L colorectal cancer. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 19, 2025, the Company issued a press release noting that its partner, Akeso, Inc., (“Akeso”) announced that ivonescimab in combination with chemotherapy reduced the risk of disease progression or death by 40% compared to tislelizumab (PD-1 inhibitor) plus chemotherapy in first line treatment of patients with squamous non-small cell lung cancer in the Phase III clinical trial, HARMONi-6 or AK112-306. HARMONi-6 is a single region, multi-center Phase III study conducted in China sponsored by Akeso with all relevant data exclusively generated, managed, and analyzed by Akeso. Additionally, the press release announced that the Company sponsored HARMONi-3 global study will be split into two analyses by histology. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

On October 20, 2025, the Company announced that, based on the results of the HARMONi clinical trial, it plans to submit a Biologics License Application in order to seek approval for ivonescimab plus chemotherapy for this proposed indication in the fourth quarter of 2025. The Company also announced its intention to expand its ivonescimab clinical development program with an additional set of Phase III clinical studies, with additional color planned to be provided in the first quarter of 2026.

The Company will utilize slides during its conference call scheduled for 8:00am ET on October 20, 2025. A copy of the slides is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated October 20, 2025
99.2	Press Release, dated October 17, 2025
99.3	Press Release, dated October 19, 2025
99.4	Presentation Slides for October 20, 2025 Conference Call
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: October 20, 2025	By:	/s/ Manmeet S. Soni
Chief Operating Officer, Chief Financial Officer and Director
(Principal Financial Officer)